UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2017

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company’s World Headquarters on Monday, January 30, 2017. At the Annual Meeting, following the recommendation of the Board of Directors, the shareholders of the Company voted to approve and adopt an amendment and restatement of the Amended and Restated Articles of Incorporation of the Company (the “Second Amended and Restated Articles”), as described in the Company’s Proxy Statement, dated December 13, 2016, to provide for the phased-in implementation of annual elections for all Directors and the resulting phased-in elimination of the classified Board structure. The Second Amended and Restated Articles revised Article Four of the Amended and Restated Articles of Incorporation to provide that Directors elected after the 2017 Annual Meeting will be elected for one year terms, i.e., the term of office for each Director elected at the 2018 Annual Meeting and thereafter will expire at the next succeeding annual meeting of shareholders and when his or her successor is elected and qualified or upon his or her earlier death, resignation or other cause for removal. The Second Amended and Restated Articles became effective on January 31, 2017 upon filing of a certificate of amendment and restatement with the Secretary of State of Missouri.

Also on January 31, 2017, a corresponding amendment and restatement of the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”) became effective. The Second Amended and Restated Bylaws are intended to further implement the declassification of the Board of Directors by making a corresponding amendment and restatement to Article II of the Amended and Restated Bylaws.

The foregoing descriptions of the Second Amended and Restated Articles and the Second Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the Second Amended and Restated Articles, which is filed as Exhibit 3.1 hereto, and the Second Amended and Restated Bylaws, which is filed as Exhibit 3.2 hereto, respectively, and in each case incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Second Amended and Restated Articles of Incorporation of Energizer Holdings, Inc., effective January 31, 2017.
3.2	Second Amended and Restated Bylaws of Energizer Holdings, Inc., effective January 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Brian K. Hamm
Brian K. Hamm
Executive Vice President and Chief Financial Officer

Dated: January 31, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Second Amended and Restated Articles of Incorporation of Energizer Holdings, Inc., effective January 31, 2017.
3.2	Second Amended and Restated Bylaws of Energizer Holdings, Inc., effective January 31, 2017.

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